UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549
FORM 8-K
CURRENT REPORT
Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934
Date of Report (Date of Earliest Event Reported): May 22, 2006
KOMAG, INCORPORATED

(Exact name of registrant as specified in its charter)

Delaware	0-16852	94-2914864

(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

1710 Automation Parkway, San Jose, California	95131

(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code:	408-576-2000
Not Applicable

Former name or former address, if changed since last report
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:
☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01 Other Events.
SIGNATURES
Exhibit Index
EXHIBIT 99.1

Top of the Form
Item 8.01 Other Events.
Attached as Exhibit 99.1 is a press release dated May 22, 2006 issued by Komag, Incorporated reaffirming the relationship between Komag and Seagate Technology.

Top of the Form
SIGNATURES
Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

KOMAG, INCORPORATED
May 22, 2006	By:	Kathleen A. Bayless
		Name:	Kathleen A. Bayless
		Title:	Senior Vice President, Chief Financial Officer

Top of the Form
Exhibit Index

Exhibit No.	Description
99.1	Press Release dated May 22, 2006